SUPPLEMENT DATED SEPTEMBER 12, 2012
TO
PROSPECTUS DATED MAY 1, 2012

WEALTHQUESTTM III VARIABLE ANNUITY ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your prospectus.  Please read it carefully and keep it for future reference.

As of September 4, 2012, ANICO Financial Services, Inc. (“ANFS”), a subsidiary of American National Insurance Company (“American National”), replaced Securities Management and Research, Inc. (“SM&R”) as the Principal Underwriter for the WealthQuest III Variable Annuity.  On that date, American National and SM&R terminated their Distribution and Selling Agreement, and American National entered into a new Distribution and Administrative Services Agreement with ANFS.  ANFS’s address is disclosed in this supplement.

On pages 87-88, in the section titled “Distribution of the Contract”, delete the entire section and replace with the following:

Principal Underwriter

ANICO Financial Services, Inc. (“ANFS”), a subsidiary of American National Insurance Company, located at One Moody Plaza Suite 1423, Galveston, TX 77550, is the distributor and principal underwriter of the Contract. ANFS was organized under the laws of the State of Texas in 2010; is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker/dealer; and is a member of the Financial Industry Regulatory Authority (“FINRA”). More information about ANFS is available through FINRA BrokerCheck at http://www.finra.org or by calling 1-800-289-9999.

Sales of the Contracts

ANFS offers the Contracts through selling agreements with other broker/dealers registered under the 1934 Act to sell the Contracts (“selling brokers”), and as necessary, insurance agencies licensed under state insurance laws. The selling brokers sell the Contracts through registered representatives.  The selling brokers’ registered representatives are registered with FINRA and, as necessary, with the states in which they do business.  Those registered representatives are also licensed as insurance producers, agents, in the states in which they do business and are appointed by us.

We pay commissions associated with the promotion and sale of the Contracts to the selling brokers.  The amount of the commission varies but is not expected to exceed approximately 7.0% of your aggregated purchase payments. We pay commissions either as a percentage of first year Purchase Payments or as a combination of a percentage of first year Purchase Payments and percentage of Accumulation Value in subsequent years. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts.

The amount of commissions we pay may vary based on the options that are available under a Contract and on the optional benefits a Contract Owner elects when he or she purchases the Contract. We may offer a range of initial commission and persistency trail commission options (which may take into account, among other things, the length of time Purchase Payments have been held under the Contract, Accumulation Values and elected features and benefits).

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; the selling broker may retain a portion of the commission before it pays a commission or other compensation to the registered representative who sold the Contract.  Commissions are paid to the selling brokers under their respective agreements with ANFS.  ANFS passes through commissions it receives to the selling broker for their respective sales.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from a nominal amount to $100,000 for our participation, but the amount actually paid is usually negotiated.  In calendar year 2011, the actual fees paid ranged from $500 to $60,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sale incentives and marketing payments, are not charged directly to you or to your Accumulation Value but are taken into account when setting the levels of fees and charges that you do pay.